Long Term Loans From Banks and Others (Details) - Schedule of Long Term Liabilities to Banks and Others Maturity Dates - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Schedule of Long Term Liabilities to Banks and Others Maturity Dates [Abstract]
First year (current maturities)	$ 79,564	$ 87,791
Second year	47,859	67,956
Third year	21,864	32,430
Fourth year	17,281	9,998
Fifth year and thereafter	3,883	5,490
Total	$ 170,451	$ 203,665